Exhibit 10.9


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE SECURITIES ACT AND SUCH LAWS OR (1) REGISTRATION UNDER APPLICABLE SECURITIES LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE SECURITIES ACT IS NOT REQUIRED.



                           CONVERTIBLE PROMISSORY NOTE

$480,000.00                                                       April 9, 2002


         FOR VALUE RECEIVED, PC-EPHONE, INC., a Nevada corporation (the "Company"), hereby promises to pay to the order of PROCESS CONTROL (HOLDINGS) LIMITED, a company organized under the laws of the Republic of Ireland (hereinafter referred to as the "Holder"), or its successors or assigns, the principal amount of FOUR HUNDRED EIGHTY THOUSAND AND NO/100 DOLLARS ($480,000.00), or the actual unpaid principal amount of all Loans made by the Holder to the Company pursuant to that certain Credit Agreement, dated the date hereof, between the Company the Holder and the Subsidiaries of the Holder (the "Credit Agreement"), if less, plus (a) interest from the date hereof on the unpaid principal balance of this Note from time to time outstanding and (b) all other monetary Obligations of the Company to the Holder. This Note shall bear interest at the rates specified in Section 3.4 of the Credit Agreement, and all amounts owed to the Holder hereunder shall be repaid by the Company on the terms specified in Article III of the Credit Agreement.

         All payments of principal, interest and other amounts hereunder shall be made to the Holder at its office at Strawhall Industrial Estate, Carlow, Ireland (or such other place as the Holder may from time to time designate in writing), not later than 11:00 A.M. (Dublin, Ireland time) on the date when due, in lawful money of the United States and in immediately available funds, without setoff, defense or counterclaim and free and clear of, and without deduction for or on account of, any present or future stamp or other taxes, withholdings, restrictions or conditions of any nature.

         This Note is the Note referred to in the Credit Agreement. The Holder has agreed to make the Loans subject to the satisfaction of certain conditions precedent set forth in the Credit Agreement, in an aggregate principal amount not to exceed $480,000.00. Any amounts paid or prepaid hereunder may not be reborrowed. Unless otherwise defined herein, capitalized terms used in this Note shall have the meanings given to such terms in the Credit Agreement.

1.       Conversion.

         1.1.     Conversion Terms.

          (a) The principal outstanding under this Note, accrued interest thereon and any other monetary Obligations of the Company hereunder or under any other Loan Document shall be convertible, in whole or in part, at the sole option of the Holder, simultaneously with or at any time and from time to time following and during the continuance of any Event of Default or a Default pursuant to Section 7.1(c) of the Credit Agreement, into shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at a conversion price equal to $.192 per share. The conversion price shall be adjusted appropriately to give effect to stock splits, stock dividends and the like with respect to the Common Stock occurring after the date hereof.

          (b) The Company covenants and agrees that, so long as this Note is outstanding, the Company shall reserve a sufficient number of shares of Common Stock to enable the holder hereof to exercise the conversion rights contained herein with respect to an amount equal to the principal outstanding under this Note, accrued interest thereon and any other monetary Obligations of the Company.

          1.2. Surrender of Note and Delivery of Certificates. When surrendered for conversion, this Note shall, unless the shares of Common Stock issuable on conversion are to be issued in the same name as the name in which this Note is then registered, be duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by the Holder or the Holder's duly authorized attorney. As promptly as practicable after the surrender of this Note for conversion, the Company shall deliver or cause to be delivered to the Holder, or on the Holder's written order, a certificate or certificates for the number of full shares issuable upon the conversion of this Note, or portion hereof, in accordance with the provisions hereof and, unless this Note has been converted in full, the Company shall also deliver to the Holder a new Note evidencing the remaining outstanding principal balance of, and all accrued and unpaid interest on, this Note following such conversion. Such conversion shall be deemed to have been made at the time this Note shall have been received by the Company at its principal executive office (the "Conversion Date"), and the Holder in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on the Conversion Date the holder of record of the shares represented thereby.

          1.3. Fractional Shares. No fractional shares of Common Stock shall be issuable upon conversion of this Note, but a payment in cash will be made in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Note for conversion. Such payment shall be based on the conversion price at the time of conversion of this Note, as adjusted from time to time.

2. Prepayment of Principal. The principal indebtedness represented by this Note may be prepaid in whole or in part by the Company at any time as provided in the Credit Agreement.

3. Note Register; Transfer or Loss of Note.

          3.1. Note Register. The Company shall keep at its principal executive office a register (herein sometimes referred to as the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, but at its expense, the Company shall provide for the registration and transfer of this Note. The person or entity in whose name any registered Note shall be registered shall be deemed and treated as the owner and holder hereof for all purposes hereunder.

          3.2. Transfer or Exchange of Note. Whenever this Note shall be surrendered at the principal executive office of the Company for transfer or exchange, accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed by the Holder hereof or its attorney duly authorized in writing, the Company shall execute and deliver in exchange therefor a new Note or Notes, as may be requested by such Holder, in the same aggregate unpaid principal amount and payable on the same terms as the principal amount of the Note or Notes so surrendered; each such new Note shall be dated as of the date to which interest has been paid on the unpaid principal amount of the Note or Notes so surrendered and shall be in such principal amount and registered in such name or names as such Holder may designate in writing; provided, however, that if the person in whose name a Note is requested to be registered is other than the registered owner of this Note, the Company may require, prior to issuance of a Note in the name of such other person, that it receive reasonable transfer documentation or other evidence that the issuance of a Note in such other name as requested does not and will not cause a violation of the Securities Act, any similar Federal statute at the time in effect or any applicable state securities laws.

          3.3. Loss of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation), the Company will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this Note in lieu of which such new Note is made and delivered.

4. Registration Rights. The registered Holder of this Note shall have and shall be entitled to exercise the registration rights set forth in that certain Registration Rights Agreement, dated the date hereof, between the Company and the Holder (the "Registration Rights Agreement"). The Company acknowledges and agrees that each transferee of this Note (or any shares of Common Stock issued upon conversion hereof) shall be entitled to such registration rights as fully as if such transferee were the original Holder hereof or thereof.

5.       General.

          5.1. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF). Notwithstanding anything to the contrary contained herein, in no event may the effective rate of interest collected or received by the Holder exceed that which may be charged, collected or received by the Holder under applicable law.

          5.2. Interpretation. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

          5.3. Amendments, Waivers and Consent. None of the terms or provisions of this Note may be waived, altered, modified or amended orally, but only by an agreement in writing signed by the Company or any successor or assign of the Company and the Holder or any successor or assign. No failure to exercise, nor any delay in exercising, on the part of the Holder, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Holder would otherwise have on any future occasion. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

          5.4. Successors and Assigns; Transferability. This Note shall be binding upon the Company and its successor and assigns and shall inure to the benefit of the Holder and its successors and assigns (which shall include transferees), except that the Company may not assign or otherwise transfer any of its rights or obligations under this Note. In the event that the Holder transfers this Note to any Person, such transferee shall be deemed to be the Holder hereunder as fully as if such transferee were the original Holder.

          5.5. Notices. All notices, requests, consents and demands shall be made in the manner and to the addresses specified in the Credit Agreement.

          5.6. Non-Business Days. If any date that may at any time be specified in this Note as a date for the making of any payment under this Note shall fall on a day that is not a Business Day, then the date for the making of that payment shall be the next subsequent Business Day.

          5.7. Waivers. The Company hereby waives diligence, demand, presentment, protest and notice of any kind whatsoever with respect to this Note.

          5.8. Survival. The provisions of Sections 4 through 5.5, 5.8, 5.9 and
5.10 of this Note shall survive any full or partial conversion of this Note and shall continue in full force and effect until all Registration Shares have been sold by the Holder (or its successors and assigns) in a sale exempt from registration under the Securities Act by reason of Rule 144 under the Securities Act or a Demand Registration or a Piggyback Registration (as defined in the Registration Rights Agreement).

          5.9. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE HOLDER, THE COMPANY OR ANY GUARANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE HOLDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE COMPANY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE COMPANY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

5.10. Waiver of Jury Trial. THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE HOLDER, THE COMPANY OR ANY GUARANTOR. THE COMPANY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER ENTERING INTO THE CREDIT AGREEMENT.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Note as of the date first above written.

                                           PC-EPHONE, INC.



                                           By: /s/ David Meltzer
                                              ---------------------------------
                                               Name: David Meltzer
                                               Title: CEO, President Director



WITNESS:



By: /s/ Mallory Gable
   -----------------------------------